UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Churchill Asset Management LLC, the Fund’s investment adviser (the “Adviser”) previously agreed to waive 100% of the management fee and the incentive fee based on income payable by Nuveen Churchill Private Capital Income Fund (the “Fund”) to the Adviser under the investment advisory agreement, dated as of March 31, 2022, by and between the Fund and the Adviser (as amended on August 3, 2022, January 10, 2023, and August 3, 2023, the “Advisory Agreement”) until June 1, 2024, the expiry of the twelve months from the date in which the Fund satisfied the minimum offering requirement for its continuous registered offering and the Fund’s board of trustees authorized the release of proceeds from escrow.

On April 29, 2024, Fund entered into a management and incentive fee waiver agreement (the “Fee Waiver Agreement”) with Adviser, pursuant to which the Adviser has agreed to extend the term of the initial fee waiver, and (a) waive 50% of the management fee payable to the Adviser and (b) waive 100% of the incentive fee based on income payable to the Adviser for the period beginning June 1, 2024 until December 31, 2024. For the avoidance of doubt, the Fee Waiver Agreement does not amend the calculation of the management fee or the incentive fee based on income as set forth in the Advisory Agreement. Other than the waiver contemplated by the Fee Waiver Agreement, the terms of the Advisory Agreement will remain in full force and effect.

The foregoing description is only a summary of the material provisions of the Fee Waiver Agreement and is qualified in its entirety by reference to a copy of the Fee Waiver Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Management and Incentive Fee Waiver Agreement, dated April 29, 2024, by and between Nuveen Churchill Private Capital Income Fund and Churchill Asset Management LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: April 29, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President